UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

San Juan Basin Royalty Trust

(Exact name of registrant as specified in the

Amended and Restated San Juan Basin Royalty Trust Indenture)

Texas	1-8032	75-6279898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Compass Bank, Trust Department 300 W. 7th Street, Suite B Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 809-4553

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Results of Operations and Financial Condition.

On September 30, 2015, the San Juan Basin Royalty Trust (the “Trust”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that Lee Ann Anderson has resigned her position as Vice President and Senior Trust Officer of Compass Bank effective October 7, 2015. Joshua R. Peterson, Vice President and Senior Trust Officer of Compass Bank, has assumed Ms. Anderson’s responsibilities with respect to administration of the Trust.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST
(Registrant)

By:	/s/ Joshua R. Peterson
Joshua R. Peterson
Vice President and Senior Trust Officer

Date:	September 30, 2015

(The Trust has no directors or executive officers.)